UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2007

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ICO, INC.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-10068 (Commission File Number)	76-0566682 (I.R.S. Employer Identification No.)

1811 Bering, Suite 200
Houston, Texas 77057
(Address of principal executive offices and zip code)

(713) 351-4100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Effective as of March 12, 2007, Dario Masutti, President of ICO Courtenay - Australasia, adopted a pre-arranged stock trading plan (“10b5-1 Plan”) to sell up to 7,600 shares of the Company’s common stock, and to exercise a portion of his Company vested stock options and sell the resulting shares received from such stock option exercises as a part of his personal long term investment strategies for asset diversification, liquidity, and estate planning.

Up to 92,000 shares of our common stock may be traded under Mr. Masutti’s 10b5-1 Plan upon exercise of vested stock options contributed to his 10b5-1 Plan. As of March 12, 2007, not including the referenced options that may be exercised pursuant to his 10b5-1 Plan, Mr. Masutti has options to purchase an additional 63,000 shares of our common stock.

All transactions under this 10b5-1 Plan will be disclosed publicly as they occur through Form 144 and Form 4 filings with the U.S. Securities and Exchange Commission.

The stock trading plan was established under Rule 10b5-1 of the Securities Exchange Act of 1934, and our policies regarding stock transactions. Rule 10b5-1 plans permit individuals who are not in possession of material nonpublic information to establish pre-arranged plans to buy or sell company stock. These plans allow individuals to achieve prudent and gradual asset diversification over time.

Forward Looking Statements

Some of the information included in this report contains forward-looking statements, such as those related to future trades under the 10b5-1 Plan referenced above, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements are not statements of historical facts and involve certain risks, uncertainties and assumptions. These include, but are not limited to, restrictions imposed by the Company’s outstanding indebtedness, changes in the cost and availability of polymers, demand for the Company's services and products, business cycles and other industry conditions, the Company’s lack of asset diversification, international risks, operational risks, and other factors detailed in the Company's form 10-K for the fiscal year ended September 30, 2006 and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. The Company undertakes no duty to update any forward-looking statements.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICO, INC.

Date: March 14, 2007	By:	/s/ Bradley T. Leuschner
	Name:	Bradley T. Leuschner
	Title:	Chief Accounting Officer